                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           Patrick Industries, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

     (5) Total fee paid:

- - --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

     (3) Filing party:

- - --------------------------------------------------------------------------------

     (4) Date filed:

- - --------------------------------------------------------------------------------

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                 P. O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 17, 1995

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Patrick Industries, Inc., an Indiana corporation, will be held at the Company's Patrick Metals Division offices, 5020 Lincolnway East, Mishawaka, Indiana, on Wednesday, May 17, 1995 at 10:30 a.m., Mishawaka time, for the following purposes:

          1. To elect four directors of the Company to serve until 1998.

          2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 20, 1995, as the record date for the determination of the holders of shares of the Company's outstanding Common Stock entitled to notice of and to vote at the Annual Meeting of Shareholders. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, you are urged to sign, date and return the enclosed proxy in the enclosed envelope.

                                         By Order of the Board of Directors,

                                              KEITH V. KANKEL
                                                 SECRETARY

April 10, 1995

     PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                 P. O. BOX 638
                             ELKHART, INDIANA 46515
                                  219-294-7511

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 17, 1995
                            ------------------------

     This Proxy Statement is being mailed to shareholders of Patrick Industries, Inc. (the "Company") on or about April 10, 1995, and is furnished in connection with the Board of Directors' solicitation of proxies for the Annual Meeting of Shareholders to be held on May 17, 1995 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Additional solicitations, in person or by telephone or telegraph, may be made by certain directors, officers and employees of the Company without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     The Annual Report to shareholders for the year ended December 31, 1994, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing the Secretary of the Company.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 20, 1995, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 5,940,492 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote is required in the election of directors. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Any other matter which may properly come before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Broker non-votes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Company's Secretary, P.O. Box 638, Elkhart, Indiana 46515, and must be received no later than December 12, 1995. In addition, the Company's By-laws require notice of any other business to be brought before a meeting by a shareholder to be delivered to the Company's Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to such meeting. Likewise, the Articles of Incorporation and By-laws require that shareholder nominations to the Board of Directors be delivered to the Secretary, together with certain prescribed information, not less than 20 nor more than 50 days prior to a meeting at which directors are to be elected.

                          STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to the Company having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.

                                                                    NUMBER OF
                                                                      SHARES
                                                                   BENEFICIALLY      PERCENT
                NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNED          OF CLASS
     -----------------------------------------------------------   ------------      --------
     Mervin D. Lung.............................................      1,049,446        17.4%(1)
       Chairman of the Company
       P.O. Box 638
       Elkhart, Indiana 46515
     FMR Corp...................................................        617,500(3)    10.39%
       82 Devonshire Street
       Boston, Massachusetts 02109
     Directors and Executive Officers as a group (10 persons)...      1,304,478        21.6%(2)

- - ------------

(1) Includes 32,500 shares held under options exercisable within 60 days of the record date of the annual meeting.

(2) The stock ownership of the executive officers named in the Summary Compensation Table is set forth under the heading "Election of Directors."

(3) FMR Corp. owns and controls Fidelity Low-Priced Stock Fund, an investment company, which directly owns the 617,500 shares. FMR Corp. has sole power to dispose of all such shares. The sole power to vote or direct the voting of these shares resides with the Board of Trustees of Fidelity Low-Priced Stock Fund.

                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Accordingly, at the 1995 Annual Meeting four directors will be elected to hold office until the 1998 Annual Meeting or until their successors are duly elected and qualified.

     It is intended that the proxies will be voted for the nominees listed below, unless otherwise indicated on the proxy form. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following information concerning principal occupations and the number of shares of Common Stock of the Company owned beneficially as of March 20, 1995, has been furnished by the nominees and directors continuing in office:

                                                                                COMMON
                                                                                STOCK        PERCENT OF
                                                                 FIRST YEAR     OF THE         COMMON
                                  PRINCIPAL OCCUPATION            ELECTED      COMPANY         STOCK
      NAME AND AGE               AND OTHER DIRECTORSHIPS          DIRECTOR     OWNED(1)        OWNED
- - ------------------------  -------------------------------------------------   ----------     ----------
Nominees to Serve Until the 1998 Annual Meeting:
Keith V. Kankel, 52.....  Vice President of Finance since 1987    1977            26,186(2)    less than
                          and Secretary-Treasurer since 1974.                                   1%

Mervin D. Lung, 72......  Chairman (Chief Executive Officer) in    1961        1,049,446(2)      17.4%
                          1989, President since incorporation
                          in 1961, husband of Dorothy M. Lung
                          and father of David D. Lung.

John H. McDermott, 63...  President of John H. McDermott, P.C.,    1969           17,000       less than
                          a partner in the Chicago, Illinois                                    1%
                          law firm of McDermott, Will & Emery,
                          which firm has been retained by the
                          Company since 1968 for certain legal
                          matters.

Harold E. Wyland, 58....  Vice President of Sales since 1990.     1989            13,300(2)    less than
                          National Sales Manager since 1987.                                    1%

Directors to Serve Until the 1997 Annual Meeting:
Thomas G. Baer, 63......  Vice President of Operations since      1970            20,508(2)    less than
                          1975.                                                                 1%

Merlin D. Knispel, 63...  Vice President and Chief Financial      1985            18,300       less than
                          Officer of Vitco, Inc. (porcelain                                     1%
                          enameler) since 1986.

David D. Lung, 47.......  President (Chief Operating Officer)     1977            77,216(2)      1.3%
                          since 1989, Vice President of
                          Administration and Purchasing since
                          1987. Son of Mervin D. and Dorothy M.
                          Lung.

Directors to Serve Until the 1996 Annual Meeting:
Clyde H. Keith, 82......  Retired trustee of the Van Kampen       1981            27,622       less than
                          Merritt Closed-End Funds and Variable                                 1%
                          Annuity Funds, retired former
                          Chairman of the Board of The Illinois
                          Company, Incorporated prior to 1986,
                          (Investment Bankers)

Dorothy M. Lung, 67.....  Vice President and Director of Gano     1986            27,600       less than
                          Plywood, Inc. (construction                                           1%
                          materials), wife of Mervin D. Lung
                          and mother of David D. Lung.

Robert C. Timmins, 73...  Vice President and Director of          1987            27,300       less than
                          Emerson Musical Instruments, Inc.                                     1%
                          (flutes and piccolos) since 1985, and
                          CPA and Partner of McGladrey & Pullen
                          (certified public accountants) until
                          1985.

- - ------------

(1) Each individual has sole voting and dispositive power over the shares indicated.

(2) Includes 32,500 shares held under stock options exercisable within 60 days of the record date of the annual meeting by Mervin D. Lung, 17,500 shares by Keith V. Kankel, 10,000 shares by Harold E. Wyland, 17,500 shares by Thomas G. Baer and 17,500 shares by David D. Lung.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                          COMPENSATION
                                         ANNUAL COMPENSATION          ---------------------            ALL
                                   -------------------------------    SECURITIES UNDERLYING           OTHER
  NAME AND PRINCIPAL POSITION      YEAR    SALARY ($)    BONUS ($)        OPTIONS(#)(1)        COMPENSATION ($)(2)
- - --------------------------------   ----    ----------    ---------    ---------------------    -------------------
Mervin D. Lung..................   1994      193,163      215,372             10,000                  1,079
  Chairman and CEO                 1993      184,018      132,161                 --                    960
                                   1992      176,812       30,775                 --                    678

David D. Lung...................   1994      161,105      215,372             10,000                  1,079
  President and COO                1993      153,326      132,161                 --                    960
                                   1992      142,632       30,775                 --                    495

Thomas G. Baer..................   1994      112,966      215,372             10,000                  1,079
  Vice President of Operations     1993      107,320      132,161                 --                    829
                                   1992      103,424       30,775                 --                    396

Keith V. Kankel.................   1994      112,966      215,372             10,000                  1,079
  Vice President of Finance        1993      107,320      132,161                 --                    950
                                   1992      103,424       30,775                 --                    450

Harold E. Wyland................   1994      112,966      215,372             10,000                  1,079
  Vice President of Sales          1993      107,320      132,161                 --                    795
                                   1992       96,677       18,135                 --                    349

- - ------------

(1) The options are for a term of six years and become exercisable at the rate of twenty-five percent (25%) per year at the end of the first year. The option plan permits the optionee to pay for exercise with Common Stock and to pay withholding tax with shares acquired on exercise.

(2) Company contributions to 401(k) Savings Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL
                                            % OF TOTAL                                    REALIZABLE
                                             OPTIONS                                         VALUE
                                OPTIONS     GRANTED TO     EXERCISE     EXPIRATION     -----------------
                                GRANTED     EMPLOYEES       PRICE          DATE          5%        10%
                                -------     ----------     --------     ----------     ------     ------
Mervin D. Lung................   10,000         9.1%        $10.75      04/01/2000     36,560     82,943
David D. Lung.................   10,000         9.1%         10.75      04/01/2000     36,560     82,943
Harold E. Wyland..............   10,000         9.1%         10.75      04/01/2000     36,560     82,943
Thomas G. Baer................   10,000         9.1%         10.75      04/01/2000     36,560     82,943
Keith V. Kankel...............   10,000         9.1%         10.75      04/01/2000     36,560     82,943

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                       NUMBER OF             VALUE OF
                                                                 SECURITIES UNDERLYING     UNEXERCISED
                                                                      UNEXERCISED          IN-THE-MONEY
                                                                    OPTIONS AT FY-        OPTIONS AT FY-
                                                                        END (#)              END ($)*
                                                                     EXERCISABLE/          EXERCISABLE/
                             NAME                                    UNEXERCISABLE        UNEXERCISABLE
- - --------------------------------------------------------------   ---------------------    --------------
Mervin D. Lung................................................       30,000/10,000          $177,450/0
David D. Lung.................................................       15,000/10,000            88,725/0
Thomas G. Baer................................................       15,000/10,000            88,725/0
Keith V. Kankel...............................................       15,000/10,000            88,725/0
Harold E. Wyland..............................................        7,500/10,000            44,363/0

- - ------------

* Market value of the underlying stock at exercise date or year-end as the case may be, minus the exercise price of the options, as adjusted for the Company's two-for-one stock split. No options were exercised in fiscal 1994.

     Under the Patrick Industries, Inc. 1987 Stock Option Program, the Company may grant to key employees (including employees who may also be officers and directors, as long as they do not serve on the committee overseeing the administration of the Program) stock options that may either be incentive stock options or non-qualified stock options, related stock appreciation rights and stock awards. During 1993 no stock options were granted.

     The executive officers of the Company have deferred compensation agreements which provide that the Company will pay each of these employees or their beneficiaries 40% of their base salary for 120 months upon retirement (if the employee continues in the employ of the Company until the age of 65) or upon the employee's death or total disability, up to a maximum of $52,000 per year for David D. Lung, Harold E. Wyland, Keith V. Kankel, and Thomas G. Baer and $70,000 per year for Mervin D. Lung. The cost of these agreements is being funded with insurance contracts purchased by the Company that have cash value additions greater than the premiums.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has an Audit Committee comprised of Clyde H. Keith, Merlin D. Knispel and Robert C. Timmins, who are not employees of the Company, and Mervin D. Lung and Keith V. Kankel, who are employees of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the independent accountants to be employed for the purpose of conducting the annual examination of the Company's financial statement, discussing with the independent accountants the scope of their examination, reviewing the Company's financial statements and the independent accountants' report thereon with Company personnel and the independent accountants, and inviting the recommendations of the independent accountants regarding internal controls and other matters. The Audit Committee met four times during 1994.

     The Board of Directors also has a Stock Option Committee, comprised of John
H. McDermott, Clyde H. Keith and Robert C. Timmins. The Stock Option Committee met two times in 1994.

     The Board of Directors also has a Compensation Committee which met twice in 1994 and their actions are described on the following pages of this Proxy Statement.

     The Board of Directors had four meetings in 1994 and all directors attended at least three meetings. Non-employee directors are paid $600 for each meeting they attend. Employee directors receive no compensation as such. The Board of Directors has authorized each non-employee director to be granted a restricted stock award in May 1994 for an additional 6,000 shares of the Company's Common Stock which will vest upon such director's continued service as a member of the Board of Directors until May 15, 1996 or earlier upon certain events.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

     The Committee policy is to design compensation programs for salaries, incentive bonus programs, other benefits, and long-term incentive programs for all key executives, including the officers named in the Summary Compensation Table. The goals and objectives of the Committee are to attract and retain top quality management employees and ensure that an appropriate relationship exists between executive pay and the creation of stockholder value. The criteria used to determine the compensation of the Chief Executive Officer will also be used in determining compensation for the other officers. The Committee will also receive the recommendation of the Chief Executive Officer regarding the compensation of the other officers.

     In 1993, Congress enacted the Omnibus Reconciliation Act of 1993 (OBRA) which, among other things, establishes certain requirements in order for compensation exceeding $1 million earned by certain senior executives to be deductible. The Committee will attempt to conform executive compensation programs and payments to OBRA's deductibility requirements.

SALARIES

     The executive salaries are reviewed annually. The Committee sets executive salaries based on competitive market levels, experience, individual and company performance, levels of responsibility, and pay practices of other companies relating to executives of similar responsibility. The Committee considered the compensation levels of executives at comparable companies and fixed the compensation for the CEO and other executive officers at levels approximating the midrange of such companies. The Committee includes in its consideration comparable companies listed in the CRSP Index for lumber and wood products and others in building products industries. See "Performance Graph."

ANNUAL INCENTIVE

     The Company provides an annual bonus plan for executive officers that gives them the opportunity to earn additional compensation based on the performance of the Company. The Chief Executive Officer and the other officers share equally in this program to achieve certain bonus amounts based on various levels of profitability of the Company. In 1994, a bonus pool of $1,076,860 was split equally among all executive officers. The basis for this bonus pool in 1994 was
7.4 percent of the Company's 1994 income before taxes. This formula has been in use for over ten years.

STOCK OPTIONS

     On an ongoing basis the Company has used stock options as a long-term incentive program for executives and key employees. The Stock Option Committee of the Board granted options in 1994 of 10,000 shares to each officer.

                  Merlin D. Knispel
                  David D. Lung
                  Mervin D. Lung
                  John H. McDermott

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mervin D. Lung is Chairman and Chief Executive Officer of the Company and David D. Lung is President and Chief Operating Officer of the Company. Mervin D. Lung and David D. Lung did not participate in the final decisions with respect to their compensation. John H. McDermott is President of John H. McDermott, P.C., a partner in the Chicago, Illinois law firm of McDermott, Will & Emery which provides various legal services to the Company.

CERTAIN TRANSACTIONS

     The Company leases a distribution warehouse and various facilities for its manufacturing operations from Mervin D. Lung, the Company's Chairman, under agreements which expire March 31, 1999, with an option to renew for three years. The agreements provide for monthly rentals totaling $38,331, and the payment of property taxes and insurance premiums on the property. The Company also leases two buildings from Mr. Lung used for distribution and manufacturing, under an agreement expiring on September 30, 1999, with an option to renew for five years. The agreement provides for monthly rental of $24,300, and the payment of property taxes and insurance premiums on the property. The Company also leases two manufacturing facilities from Mr. Lung under agreements that expire on August 31, and October 31, 1997, with options to renew for three years. The agreements provide for monthly rentals of $14,288, and the payment of property taxes and insurance premiums on the property.

     Mr. Lung owns a building supply firm which does not serve the manufactured housing and recreational vehicle industries. The Company purchases certain specialty items from and sells products to such firm. During the year ended December 31, 1994, purchases from such firm totaled $30,683 and sales to such firm totaled $114,965. The Company also leases from Mr. Lung on an hourly basis aircraft, rent from which in 1994 amounted to $191,363. During 1994 the Company paid for aircraft repairs for Mr. Lung in the amount of $59,741 which has all been reimbursed by Mr. Lung.

     The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.

                               PERFORMANCE GRAPH*

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the indices indicated for the period of five fiscal years commencing December 31, 1989 and ended December 31, 1994. This graph assumes that $100 was invested on December 31, 1989 and that all dividends were reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                                                  C RSP Index
                                                  CRSP Index      for Lumber
                                                  for Nasdaq       and wood
                                  Patrick In-    Stock Market    products (ex-
      Measurement Period           dustries,      (US Compa-      cept furni-
    (Fiscal Year Covered)            Inc.            nies)           ture)
12/29/89                                 100.0           100.0           100.0
12/31/90                                  69.2            84.9            57.6
12/31/91                                  76.9           136.3            83.0
12/31/92                                 169.2           158.6            84.0
12/31/93                                 588.5           180.9           163.1
12/30/94                                 369.2           176.9           114.0

- - ---------------
* Prepared by Center for Research in Securities Prices, University of Chicago/Graduate School of Business.

                             ACCOUNTING INFORMATION

     The Company's Certified Public Accountants for the year 1994 were McGladrey & Pullen, and such firm has been selected by the Board of Directors to audit the Company's accounts for the year 1995. McGladrey & Pullen is expected to have a representative at the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                          By Order of the Board of Directors

                                              KEITH V. KANKEL
                                                 Secretary

April 10, 1995

PROXY                                                                     PROXY

                           PATRICK INDUSTRIES, INC.
                     1806 SOUTH 14TH STREET, P.O. BOX 638
                            ELKHART, INDIANA 46515

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mervin D. Lung and Thomas G. Baer, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in Patrick Industries, Inc. at the annual meeting of shareholders of Patrick Industries, Inc. to be held on Wednesday, May 17, 1995, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS. THE DIRECTORS FAVOR A VOTE "FOR" THE ELECTION OF DIRECTORS.

           (Continued and to be dated and signed on reverse side.)
- - -------------------------------------------------------------------------------

                           PATRICK INDUSTRIES, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

[                                                                             ]

1. Election of Directors                                           For All
   Keith V. Kankel, Mervin D. Lung,          For      Withheld     Except nominees written in below.
   John H. McDermott, Harold E. Wyland       / /        / /         / /
                                                                          _________________________________________________________
                                                                                               Nominee Exception

                                                                          2. In their discretion, the Proxies are authorized to
                                                                             vote upon such other business as may properly come
                                                                             before the meeting.

                                                                                               Dated:__________________________,1995


                                                                                               _____________________________________
                                                                                               Please sign exactly as name appears
                                                                                               hereon. For joint accounts, all
                                                                                               tenants should sign. Executors,
                                                                                               Administrators, Trustees, etc.,
                                                                                               should so indicate when signing.


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